STERLING CAPITAL LONG/SHORT EQUITY FUND

SUPPLEMENT DATED SEPTEMBER 5, 2014 TO THE

CLASS A AND CLASS C SHARES PROSPECTUS

AND INSTITUTIONAL SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2014, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary with respect to Sterling Capital Long/Short Equity Fund (the “Fund”) in the Class A and Class C Shares Prospectus, Institutional Shares Prospectus, and Statement of Additional Information, each dated February 1, 2014, as amended:

The Board of Trustees of Sterling Capital Funds has approved the appointment of Emancipation Capital, LLC (“Emancipation Capital”) as a sub-adviser to the Fund. It is expected that the Fund’s current sub-advisory contract with Sanborn Kilcollin Partners, LLC will terminate and that Emancipation Capital will begin acting as a sub-adviser to the Fund in early October 2014. Additional information regarding Emancipation Capital will be provided in a subsequent filing in connection with the transition.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SCFndSupp-0914